                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  April 1, 2006

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dared as of April 1, 2006, providing for the issuance of Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-F1)

             Merrill Lynch Mortgage Investors Trust, Series 2006-F1
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     333-127233                  13-3416059
 (State or Other Jurisdiction           (Commission              (I.R.S. Employer
       Of Incorporation)               File Number)            Identification No.)

        250 Vesey Street
  4 World Financial Center
           28th Floor
          New York, NY                                                10080
(Address of Principal Executive                                     (Zip Code)
            Offices)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets: General.

     On April 28, 2006, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLMI 2006-F1 Mortgage Pass-Through Certificates, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated March 31, 2006, as supplemented by the prospectus supplement dated April 26, 2006 (collectively, the "Prospectus").

     The Senior Certificates consist of the Class I-A-1 Certificates, the Class I-A2 Certificates, the Class I-A3 Certificates, the Class I-A4 Certificates, the Class I-A5 Certificates, the Class I-A6 Certificates, the Class I-A7 Certificates, the Class I-A8 Certificates, the Class IO Certificates and the Class PO Certificates and the Class R Certificate. The Class M Certificates consist of the Class M-1 Certificates, Class M-2 Certificates and the Class M-3 Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, and the Class B-3 Certificates.

     The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement among Merrill Lynch Mortgage Investors, Inc., as depositor, National City Mortgage Co., as servicer, and Wells Fargo Bank, N.A., as trustee, dated as of April 1, 2006, for Merrill Lynch Mortgage Investors Trust Series MLMI 2006-F1 Mortgage Pass-Through Certificates.

          99.1 Mortgage Loan Purchase and Sale Agreement, dated as of April 1, 2006, between Merrill Lynch Lending, Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: May 15, 2006


                                        By: /s/ Matthew Whalen
                                            ------------------------------------
                                        Name: Matthew Whalen
                                        Title: President

                                 EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
4.1           Pooling and Servicing Agreement among Merrill Lynch Mortgage
              Investors, Inc., as depositor, National City Mortgage Co., as servicer, and Wells Fargo Bank, N.A., as trustee, dated as of
              April 1, 2006, for Merrill Lynch Mortgage Investors Trust Series
              MLMI 2006-F1 Mortgage Pass-Through Certificates.

99.1          Mortgage Loan Purchase and Sale Agreement, dated as of April 1,
              2006, between Merrill Lynch Lending, Inc., as Seller, and Merrill
              Lynch Mortgage Investors, Inc., as Purchaser.